Exhibit 32.1
CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(UNITED STATES CODE, TITLE 18, CHAPTER 63, SECTION 1350)
ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF
ALTISOURCE PORTFOLIO SOLUTIONS S.A. FOR THE QUARTER ENDED
MARCH 31, 2011
In connection with the Quarterly Report on Form 10-Q of Altisource Portfolio Solutions S.A. for the quarterly period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William B. Shepro, as Chief Executive Officer of our Company, and Robert D. Stiles, as Chief Financial Officer of our Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of our Company.

By:	/s/ William B. Shepro	By:	/s/ Robert D. Stiles

	William B. Shepro Director and Chief Executive Officer (Principal Executive Officer) April 28, 2011		Robert D. Stiles Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) April 28, 2011